ALLOWANCE FOR EXPECTED CREDIT LOSSES	6 Months Ended
Jun. 30, 2022
Credit Loss [Abstract]
ALLOWANCE FOR EXPECTED CREDIT LOSSES	ALLOWANCE FOR EXPECTED CREDIT LOSSES
The Company records an allowance for expected credit losses based on an assessment of the impact of current and expected future conditions, inclusive of the Company's estimate of the potential effect of the COVID-19 pandemic on credit losses. The duration and severity of COVID-19 and continued market volatility is highly uncertain and, as such, the impact on expected credit losses is subject to significant judgment and may cause variability in the Company’s allowance for credit losses in future periods. Movements in the allowance for expected credit losses may result in gains as well as losses recorded in income as changes occur in the balances of our financial assets and the risk profiles of our counterparties.

The following table presents the impact of the allowance for expected credit losses on the Company's balance sheet line items for the six months ended June 30, 2022.

(in thousands of $)	Trade receivables	Other receivables	Related Party receivables	Investment in sales-type, direct financing leases and leaseback assets	Other long-term assets	Total
Balance as of December 31, 2021	96	486	3,255	1,263	1,888	6,988
Derecognition of Seadrill credit loss balances	—	—	(3,200)	—	—	(3,200)
Change in allowance recorded in 'other financial items'	(4)	477	(10)	(1,037)	(8)	(582)
Balance as of June 30, 2022	92	963	45	226	1,880	3,206

During the six months ended June 30, 2022, credit loss balances of $3.2 million were derecognized as Seadrill emerged from Chapter 11 in February 2022. Also, during the six months ended June 30, 2022, SFL determined that Seadrill is no longer a related party following the emergence from bankruptcy. (See also Note 17: Related Party Transactions).

The impact of the allowance for expected credit losses on the associates is disclosed in Note 10: Investment in Associated Companies.